UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: July 3, 2013

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Josef Mettler, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

011 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

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ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(d)

Effective July 3, 2012, the board of directors of SunVesta, Inc. (“SunVesta”) appointed Dr. Max

Rössler to serve as a member of its board of directors until the next annual meeting of its stockholders.

Dr. Rössler also serves as a director of SunVesta Holding AG, a wholly owned subsidiary of SunVesta.

Dr. Rössler studied mathematics at the Swiss Federal Institute of Technology Zurich (ETH) and.

completed his doctorate at Harvard University. On completion of his doctorate, Dr. Rössler received a research contract from NASA. After his return to Switzerland Dr. Rössler lectured and researched as a professor at the ETH in the fields of applied mathematics and operations research. During his tenure with ETH Dr. Rössler began to apply mathematical methods to problems related to financial investments. Dr. Rössler joined Schweizerische Kreditanstalt (now

Credit Suisse) in 1978 as head analyst of the department for fixed income products. Since 1997

Dr. Rössler has worked with SUVA (Swiss National Accident Insurance Fund) as a manager of a portion of their fixed-income investments and currently holds advisory board mandates for two

Swiss private banks.

Dr. Rössler’s knowledge, experience and solid know-how in fixed income investments is extremely valuable to SunVesta’s board of directors as it moves forward with the development of the Paradisus

Papagayo Bay Resort & Luxury Villas.

Dr. Rössler has not entered into any compensation agreement with SunVesta in connection with his appointment to SunVesta’s board of directors though it has authorized the issuance of three million

(3,000,000) restricted common shares to Dr. Rössler concurrent with his appointment to the board of directors.

Dr. Rössler has not entered into any arrangement or understanding with any other persons in connection with his appointment to SunVesta’s board of directors.

Dr. Rössler is not related to any director, executive officer or person nominated or chosen by SunVesta to become a director or executive officer.

Since the beginning of its last fiscal year, Dr. Rössler has not entered into any related transaction with

SunVesta except in connection with the stock issuance authorized on his appointment to the board of directors and a series of loans made by Dr. Rössler personally or through an entity controlled by Dr.

Rössler to SunVesta.

SunVesta does not consider Dr. Rössler to be an independent director.

SunVesta has not yet determined whether Dr. Rössler will serve on any board of directors committee.

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

By: /s/ Josef Mettler

July 5, 2013

Name: Josef Mettler

Title: Chief Executive Officer